Exhibit 10.10
VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”), is made and entered into as of [ ò ], 2025, by and among Viking Cake BR, LLC, a Delaware limited liability company, and any of its subsidiaries or affiliated entities that hold Common Units (“Viking Cake”), Jeffrey R. Hernandez Revocable Trust, Jeffrey R. Hernandez 2021 Trust, Tiffany S. Hernandez 2021 Trust, Daniel and Tanya Brand Living Trust, Daniel J. Brand 2021 Trust, Tanya N. Brand 2021 Trust, Juliet A. Spellmeyer Revocable Trust, Jacob V. Spellmeyer 2021 Trust, Juliet A. Spellmeyer 2021 Trust, Nicole Pereboom, Bryan D. Pereboom 2021 Trust, and Nicole Pereboom 2021 Trust (together with their respective Permitted Transferees, the “Founder Investors”), and Black Rock Coffee Bar, Inc., a Texas corporation (the “Company”). Unless otherwise specified herein, all capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Company’s Amended and Restated Certificate of Formation, dated as of August 28, 2025 (as may be amended from time to time, the “Restated Certificate”).
RECITALS
WHEREAS, the Restated Certificate provides that, subject to the requirements and limitations set forth therein, the Company shall take all Necessary Action to cause the slate of nominees recommended by the board of directors of the Company (the “Board”) for election as Directors of the Company to be consistent with Part G of Article V of the Restated Certificate, including for so long as Cynosure beneficially owns, on a collective basis, at least seven and one-half percent (7.5%) of the outstanding Common Stock, one (1) individual nominated for election to the Board by Cynosure (the “Cynosure Nominee”); and
WHEREAS, the Founder Investors and the Company wish to enter into this Agreement concerning the voting of shares of Common Stock held by the Founder Investors in favor of the election of the Cynosure Nominee and the Incumbent Nominees (as defined below).
AGREEMENT
NOW, THEREFORE, the parties agree as follows:
1.    Voting Provisions Regarding the Election of the Cynosure Nominee. Subject to Part G of Article V of the Restated Certificate, and for so long as Cynosure has the right to nominate for election to the Board the Cynosure Nominee pursuant to the terms of the Restated Certificate, each Founder Investor agrees to vote, or cause to be voted, all shares of Common Stock that it owns or over which such Founder Investor has voting control, from time to time and at all times, in favor of the election of the Cynosure Nominee that is nominated for election to the Board in accordance with Article V of the Restated Certificate (including in connection with the filling of any vacancy on the Board), whether by written consent or at a special or annual meeting of shareholders.
2.    Voting Provisions Regarding the Election of Incumbent Directors. Subject to Part G of Article V of the Restated Certificate, and solely for the next two (2) consecutive annual meetings of the Company’s shareholders (excluding any adjournments or postponements thereof) occurring after the date of this Agreement, each Founder Investor agrees to vote, or cause to be voted, all shares of Common Stock that it owns or over which such Founder Investor has voting control, from time to time and at all times, in favor of the election of each incumbent member of the Board that is nominated for election to the Board in accordance with Article V of the Restated Certificate (such slate of nominees, the

“Incumbent Nominees”) at such annual meeting; provided that each of the Individual Founders continues to serve on the Board immediately prior to the commencement of such annual meeting, except where any such Individual Founder no longer serves on the Board by reason of resignation, death or incapacity. For the avoidance of doubt, nothing in this Section 2 shall limit or otherwise affect the obligations of the Founder Investors pursuant to Section 1 hereof to vote in favor of the Cynosure Nominee for so long as Cynosure retains its nomination rights under the Restated Certificate.
3.    Voting Provisions Regarding the Election of Independent Directors. Solely for the next two (2) consecutive annual meetings of the Company’s shareholders, in the event that either of Kristina Cashman or Richard Federico shall fail to be nominated for election to the Board prior to the end of their respective term, in either event other than due to their respective death, resignation, disability or a determination by the Board in good faith that such nomination would be a violation of the Board’s fiduciary duties of care and loyalty, each Founder Investor agrees to refrain from voting, and to cause not to be voted, all shares of Common Stock that it owns or over which such Founder Investor has voting control, from time to time and at all times, in favor of the election of a different nominee to the Board nominated in the place of either of Kristina Cashman or Richard Federico without the written consent of the Cynosure Director.
4.    Term. This Agreement shall be effective as of the date hereof and shall continue in effect until and shall terminate upon the earliest to occur of (a) the mutual written agreement of the Company, the Founder Investors and The Cynosure Group, LLC, (b) the Sunset Date and (c) the date on which Cynosure no longer has the right to nominate for election to the Board the Cynosure Nominee pursuant to the terms of the Restated Certificate.
5.    Miscellaneous.
5.1    Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
5.2    Further Assurances. Each party hereto agrees to execute and deliver such further documents and instruments and take such further actions as may be necessary to carry out the intent of this Agreement.
5.3    Governing Law. This Agreement shall be governed by the internal law of the State of Texas, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Texas.
5.4    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
5.5    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.6    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by e mail or confirmed facsimile if sent during normal business hours of the recipient, and, if not, then on the next Business Day (as defined below); (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. “Business Day” means any day, other than a Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or obligated by law or executive order to close. All communications shall be sent to such party’s address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:
If to the Company, to:
Black Rock Coffee Bar, Inc.
9170 E. Bahia Drive, Suite 101
Scottsdale, AZ 85260
Email:
Attn: Sam Seiberling, Chief Legal Officer
with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10020
Email:
Attn: Ian D. Schuman
If to a Founder Investor:
c/o Viking Cake BR, LLC
18625 Macalpine Loop
Bend, OR 97702
Email:
Attn: Jake Spellmeyer
with a copy (which shall not constitute notice) to:
Jones Day
1755 Embarcadero Road
Palo Alto, CA 94303
Email:
Attn: Jeremy Cleveland
5.7    Consent Required to Amend, Modify, Terminate or Waive. This Agreement may be amended, modified or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by the Founder Investors, the Company and, for so long as The Cynosure Group or its affiliates has the right to nominate a director for election to the Board pursuant to the Restated Certificate, The Cynosure Group, LLC.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

BLACK ROCK COFFEE BAR, INC.

By:

Name:	Mark Davis
Title:	Chief Executive Officer
SIGNATURE PAGE TO VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

VIKING CAKE BR, LLC

By:	Vahalda LLC
Its:	Manager

By:
Name: Jake Spellmeyer
Title:	Manager

VIKING CAKE FUEL, LLC

By:	Viking Cake BR, LLC
Its:	Member

By:
Name: Jeffrey Hernandez
Title:	Manager

JEFFREY R. HERNANDEZ REVOCABLE TRUST

By:
Name: Jeffrey R. Hernandez
Title:	Trustee

JEFFREY R. HERNANDEZ 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:
Name: Andrew Tatay
Title:	Trust Officer
SIGNATURE PAGE TO VOTING AGREEMENT

TIFFANY S. HERNANDEZ 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:
Name: Andrew Tatay
Title:	Trust Officer

DANIEL AND TANYA BRAND LIVING TRUST

By:
Name: Daniel J. Brand
Title:	Trustee

By:
Name: Tanya N. Brand
Title:	Trustee

DANIEL J. BRAND 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:
Name: Andrew Tatay
Title:	Trust Officer

TANYA N. BRAND 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:
Name: Andrew Tatay
Title:	Trust Officer
SIGNATURE PAGE TO VOTING AGREEMENT

JULIET A. SPELLMEYER REVOCABLE TRUST

By:
Name: Juliet A. Spellmeyer
Title:	Trustee

By:
Name: Jacob V. Spellmeyer
Title:	Trustee

JACOB V. SPELLMEYER 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:
Name: Andrew Tatay
Title:	Trust Officer

JULIET A. SPELLMEYER 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:
Name: Andrew Tatay
Title:	Trust Officer

NICOLE PEREBOOM

SIGNATURE PAGE TO VOTING AGREEMENT

BRYAN D. PEREBOOM 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:
Name: Andrew Tatay
Title:	Trust Officer

NICOLE R. PEREBOOM 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:
Name: Andrew Tatay
Title:	Trust Officer
SIGNATURE PAGE TO VOTING AGREEMENT